Related Party Transactions	9 Months Ended	12 Months Ended
	Sep. 30, 2011	Dec. 31, 2010
Related Party Transactions [Abstract]
Related Party Transactions

Note 15—Related Party Transactions

In connection with the Acquisition, the Sponsors entered into a services agreement with Caesars Entertainment relating to the provision of financial and strategic advisory services and consulting services. In addition, we pay a monitoring fee for management services and advice. Fees paid to the Sponsors, which are included in Corporate expense in our Consolidated Condensed Statements of Operations, for the quarter and nine months ended September 30, 2011, were $7.5 million and $22.5 million, respectively. For the quarter and nine months ended September 30, 2010, fees paid to the Sponsors totaled approximately $7.1 million and $21.4 million, respectively. We also reimburse the Sponsors for expenses that they incur related to their management services.

Note 21—Related Party Transactions

In connection with the Acquisition, Apollo, TPG and their affiliates entered into a services agreement with Caesars Entertainment relating to the provision of financial and strategic advisory services and consulting services. We paid Apollo and TPG a one-time transaction fee of $200 million for structuring the Acquisition and for assisting with debt financing negotiations. This amount was included in the overall purchase price of the Acquisition. In addition, we pay a monitoring fee for management services and advice. Fees for the years ended December 31, 2010 and 2009 and for the period from January 28, 2008 through December 31, 2008 were $28.5 million, $28.7 million and $27.9 million, respectively. Such fees are included in Corporate expense in our Consolidated Statements of Operations for the applicable Successor periods. We also reimburse Apollo and TPG for expenses that they incur related to their management services.

In connection with our debt exchange in April 2009, certain debt held by Apollo and TPG was exchanged for new debt and the related party gain on that exchange totaling $80.1 million, net of deferred tax of $52.3 million, has been recorded to stockholders' equity.

During the quarter ended June 30, 2009, Apollo and TPG completed their own tender offer and purchased some of our Second Lien Notes.

On June 3, 2010, Caesars announced an agreement under which affiliates of each of Apollo, TPG and Paulson & Co. Inc. ("Paulson") were to exchange approximately $1,118.3 million face amount of debt for approximately 15.7% of the common equity of Caesars Entertainment, subject to regulatory approvals and certain other conditions. In connection with the transaction, Apollo, TPG, and Paulson purchased approximately $835.4 million, face amount, of CEOC notes that were held by another subsidiary of Caesars Entertainment for aggregate consideration of approximately $557.0 million, including accrued interest. The notes that were purchased, together with $282.9 million face amount of notes they had previously acquired, were exchanged for equity in the fourth quarter of 2010 and the notes exchanged for equity are held by a subsidiary of Caesars Entertainment and remain outstanding for purposes of CEOC. The exchange was 10 shares of common stock per $1,000 principal amount of notes tendered. Accrued and unpaid interest on the notes held by affiliates of each of Apollo and TPG was also paid in shares of common stock at the same exchange ratio. The above exchange resulted in the issuance of 11,270,331 shares of common stock.